SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENT
SUBSEQUENT EVENT

On January 7, 2020, we completed the acquisition of M2M group of companies ("M2M Group") in Australia. Total cash consideration paid to the shareholders of M2M Group was $19.6 million for 100% of the equity plus approximately $1.4 million for the retirement of certain obligations, subject to normal working capital adjustments. The M2M Group is focused on IoT connectivity services and cellular devices in Australia, and the acquisition expands the Company's IoT Solutions business in the Asia-Pacific region.

The Company has not disclosed its purchase price allocation as it has not had sufficient time between the acquisition date and the date these financial statements were issued to obtain and review information regarding the completeness and measurement of the identifiable assets acquired and liabilities assumed.